UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-09751
FORTRESS REGISTERED INVESTMENT TRUST

(Exact name of Registrant as specified in charter)

1345 Avenue Of The Americas, 46th Floor, New York, NY	10105

(Address of principal executive offices)	(Zip code)
Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, NY 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 798-6100
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

Item 1. Reports to Stockholders.
The Registrant’s unaudited semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:
FORTRESS REGISTERED INVESTMENT TRUST

Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

CONSOLIDATED FINANCIAL STATEMENTS:

Consolidated Statement of Assets and Liabilities in Liquidation at December 31, 2009	2

Consolidated Schedule of Investments in Liquidation at December 31, 2009	3

Consolidated Statement of Operations in Liquidation for the Year Ended December 31, 2009	4

Consolidated Statement of Cash Flows in Liquidation for the Year Ended December 31, 2009	5

Consolidated Statements of Changes in Net Assets in Liquidation for the Years Ended December 31, 2009 and 2008	6

Notes to Consolidated Financial Statements	7
EX-99.CODE ETH
EX-99.CERT
EX-99.906CERT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of
Fortress Registered Investment Trust
We have audited the accompanying consolidated statement of assets and liabilities in liquidation of Fortress Registered Investment Trust (“the Fund”), including the consolidated schedule of investments in liquidation, as of December 31, 2009, and the related consolidated statements of operations and cash flows in liquidation for the year then ended, the consolidated statement of changes in net assets for the year ended December 31, 2008, and the consolidated statement of changes in net assets in liquidation for the year ended December 31, 2009. These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 2 to the consolidated financial statements, the Fund’s shareholder approved the final one year extension of the Fund through April 2010 and the Fund disposed of its last remaining investment in December 2009. As a result, the Fund has changed its basis of accounting from the going concern basis to the liquidation basis.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position in liquidation of Fortress Registered Investment Trust at December 31, 2009, the consolidated results of its operations and its consolidated cash flows in liquidation for the year then ended, the changes in its consolidated net assets for the year ended December 31, 2008, and changes in its consolidated net assets in liquidation for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles applied on the bases described in the preceding paragraph.
/s/ Ernst & Young LLP
New York, NY
March 1, 2010

FORTRESS REGISTERED INVESTMENT TRUST
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES IN LIQUIDATION
(dollar amounts in thousands)

December 31, 2009
ASSETS

Cash and cash equivalents	24,320
Due from affiliates	30
Other assets	18

24,368

LIABILITIES

Estimated net liability for costs during the liquidation period	309
Due to affiliates	2
Other liabilities	230

541

Commitments and contingencies	—

NET ASSETS IN LIQUIDATION (1,000,000 shares issued and outstanding)	$23,827

NET ASSETS IN LIQUIDATION CONSISTS OF:
Capital paid in	$1,242,177
Capital distributed	(1,242,177)
Undistributed net investment income	—
Undistributed net realized capital gains	23,827
Accumulated net unrealized gain	—

$23,827

See notes to consolidated financial statements.

FORTRESS REGISTERED INVESTMENT TRUST
CONSOLIDATED SCHEDULE OF INVESTMENTS IN LIQUIDATION
DECEMBER 31, 2009

				Income Recognized
	Investment	Cost (c) (d)		This Period	Fair Value	% of Net
Investment	Reference	(000s)	Description of Investment	(000s)	(000s)	Assets
Controlled Affiliate — Direct Investments (a)
NCS I LLC (e)	“Amresco”	$—	52.7% of the issued common equity (f)	$1,686	$—	—
NCS Assets LLC (e)	“Amresco”	—	52.7% of the issued common equity of a
			private
			enterprise that holds 2 units in an LLC
			holding
			three commercial properties in the U.S.A. (f)	475	—	—

Total Investments (b)		$—		$2,161	$—	—

(a)	An affiliated company is a company in which FRIT has ownership of at least 5% of the voting securities. These securities are restricted as to public resale and are not readily marketable. An affiliate is controlled if greater than 50% of its equity is owned by FRIT or entities under common control with FRIT. When a controlled affiliate was established to hold a particular investment we have defined such investment as “indirect”.

(b)	The United States Federal income tax basis of FRIT’s investments at the end of the period was zero and, accordingly, net unrealized appreciation for United States Federal income tax purposes was zero.

(c)	Net of returns of capital, if any.

(d)	The purchase of Amresco occurred in 2001. The purchase and sale of FRIT Capital Trading LLC occurred in 2009.

(e)	FRIT’s investment in NCS I LLC was distributed to FRIT’s shareholder in June 2009 (Note 1). In November 2009 the LLC owned by NCS Assets sold its investment to a third party for $0.5 million proceeds which were distributed to FRIT as dividend income.

(f)	FRIT was entitled to 42.16% of the profits distributed by the investment after the entity’s manager’s profit allocation.
See notes to consolidated financial statements.

FORTRESS REGISTERED INVESTMENT TRUST
CONSOLIDATED STATEMENT OF OPERATIONS IN LIQUIDATION
(dollar amounts in thousands)

Year Ended
December 31, 2009
INCOME
Dividend income from controlled affiliate	$2,161
Interest income	10

2,171

EXPENSES
Expense allocation — compensation and benefits	131
Expense allocation — general and administrative expense	32
Estimated expenses to be incurred in the liquidation period	309
Audit and tax fees	308
Legal fees	236
Income tax expense	47
Directors’ fees	86
Other expenses	72

1,221

NET INVESTMENT INCOME	950
Net realized gain on controlled affiliate investments	12,717
Net unrealized loss on controlled affiliate investments	(13,279)

Net loss on investments	(562)

NET INCREASE IN NET ASSETS IN LIQUIDATION RESULTING FROM OPERATIONS	$388

See notes to consolidated financial statements.

FORTRESS REGISTERED INVESTMENT TRUST
CONSOLIDATED STATEMENT OF CASH FLOWS IN LIQUIDATION
(dollar amounts in thousands)

Year Ended
December 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$388
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

Net realized gain on controlled affiliate investments	(12,717)
Net unrealized loss on controlled affiliate investments	13,279

Change in:
Due from affiliates	64
Other assets	40
Estimated net liability for costs during the liquidation period	309
Due to affiliates	(116)
Other liabilities	(143)
Investments in controlled affiliates	(125)
Distributions from controlled affiliates	288

Net cash provided by operating activities	1,267

CASH FLOW FROM FINANCING ACTIVITIES:
Capital distribution	(5,000)
Distribution of preferred equity	(52)

Net decrease in cash and cash equivalents	(3,785)

Cash and cash equivalents, beginning of period	28,105

Cash and cash equivalents, end of period	$24,320

Supplemental Disclosure of Non-Cash Operating and Financing Activities:
In June 2009, FRIT distributed its ownership of NCS I LLC to Fund I, which then distributed the ownership interest to Fortress Investment Fund Sister Company LLC via a deemed distribution to investors and simultaneous contribution to Fortress Investment Fund Sister Company LLC, as more fully described in Note 1. At the time of the distribution, FRIT’s interest in NCS I LLC had an estimated fair value of $12.7 million. This in-kind amount is excluded from distributions from controlled affiliates and capital distributions listed above as such transaction did not involve the transfer of cash to FRIT, or to Fund I.
See notes to consolidated financial statements.

FORTRESS REGISTERED INVESTMENT TRUST
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS IN LIQUIDATION
(dollar amounts in thousands)

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Increase (decrease) in net assets in liquidation resulting from operations
Net investment income	$950	$14,409
Net loss on investments	(562)	(233,556)

Net increase (decrease) in net assets in liquidation resulting from operations	388	(219,147)

Capital distributions	—	(201,606)
Distributions from net investment income	(950)	(59,129)
Distributions of realized gains	(16,784)	(100,727)

Net decrease in net assets in liquidation	(17,346)	(580,609)

Net assets in liquidation, beginning of period	41,173	621,782

Net assets in liquidation, end of period	$23,827	$41,173

Accumulated net investment income (loss)	$—	$—

See notes to consolidated financial statements.

FORTRESS REGISTERED INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
1.	ORGANIZATION

Fortress Registered Investment Trust (together with its subsidiaries, “FRIT”) was formed on November 23, 1999 as a Delaware business trust and operates as a closed-end, non-diversified registered management investment company (“RIC”) under the Investment Company Act of 1940 (the “Act”). FRIT principally invests in real estate-related debt and equity securities. The sole substantive investor in FRIT is Fortress Investment Fund LLC (along with its sister companies, “Fund I”).

FRIT’s operating agreement provides that, unless terminated earlier, FRIT would have terminated in April 2008, subject to two one-year extensions. In February 2008 and again in April 2009, FRIT’s shareholder approved a one year extension to April 2009 and April 2010, respectively.

Fund I

The managing member of Fund I is Fortress Fund MM LLC (the “Fund I Managing Member”), which is approximately 98% owned, through subsidiaries, by Newcastle Investment Holdings LLC (“Holdings”), and approximately 2% owned by affiliates of Fortress Investment Group LLC (the “Manager”). Holdings and its affiliates, including the Fund I Managing Member, committed to contribute an aggregate of $100 million, or approximately 11.5% of Fund I’s total committed capital, to Fund I; in the aggregate, Holdings and its affiliates, and 21 unaffiliated investors (collectively, the “Investors”) committed approximately $872.8 million (the “Capital Commitment”) to Fund I. The Capital Commitment was available for all Fund I business, including new investments, until April 28, 2003. Subsequent to that date, the Capital Commitment may no longer be drawn to fund new investments, but is available to maintain the ongoing business of Fund I.

Fund I’s operating agreements provide that, unless terminated earlier, Fund I would have terminated in April 2008, subject to two one-year extensions. In February 2008 and again in April 2009, Fund I’s advisory board approved a one year extension to April 2009 and April 2010, respectively.

The Fund I Managing Member is entitled to an incentive return (the “Incentive Return”) generally equal to 20% of Fund I’s returns, as defined, subject to: 1) a 10% cumulative preferred return payable to the Investors and 2) a clawback provision which requires amounts previously distributed as Incentive Return to be returned to Fund I (after adjusting for tax in accordance with Fund I’s operating agreements) if, upon liquidation of Fund I, the amounts ultimately distributed to the Fund I Managing Member exceed its allocable amount. Fund I is managed by the Manager pursuant to the Managing Member’s operating agreement and a management agreement between the Manager and the Fund I Managing Member. In accordance with those agreements, (a) the Manager is entitled to 100% of the management fee payable by Fund I, as further described in Note 4, (b) the Manager is entitled to 50% of the Incentive Return payable by Fund I, (c) Holdings is entitled to 50% of the Incentive Return

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
payable by Fund I and (d) Holdings is entitled to receive 100% of the investment income or loss attributable to the capital invested in Fund I by the Fund I Managing Member. The Manager of Fund I also manages Holdings.
In June 2009, NCS I LLC capitalized a newly formed wholly owned subsidiary, NCS Assets LLC, with two units of Northeast Fund II, LLC, a real estate fund. NCS I LLC then distributed its equity interest in NCS Assets LLC to FRIT. In November 2009, Northeast Fund II LLC sold its investments to a third party for $0.5 million proceeds, which were distributed to NCS Assets LLC, and then to FRIT. Also in June 2009, FRIT distributed its equity interest in NCS I LLC to Fortress Investment Fund LLC. Fortress Investment Fund LLC distributed the equity interest in NCS I LLC to investors, who simultaneously contributed it to Fortress Investment Fund Sister Company LLC. At the time of this deemed distribution and contribution, NCS I LLC held an equity interest in NCS Holding Company Inc., an enterprise that formerly originated and serviced SBA loans, but now retains limited servicing rights and holds residual interests in loan securitizations, and other miscellaneous assets and liabilities, with an estimated fair value of $12.7 million.

During the year ended December 31, 2009, FRIT distributed $5.0 million to Fund I, which Fund I subsequently distributed to the Investors.

As of December 31, 2009, Fund I had drawn, net of recallable capital distributions, $854.0 million (or 97.8%) of its committed capital.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Liquidation Basis of Accounting — In April 2009, FRIT’s shareholder approved the final one year extension of FRIT, per the operating agreement, through April 2010. In December 2009, FRIT effectively disposed of its last remaining investment by effecting a liquidating distribution from NCS Assets LLC. As a result, FRIT’s financial statements have been prepared under the liquidation basis of accounting pursuant to U.S. generally accepted accounting principles (“GAAP”). In accordance with the liquidation basis of accounting, the carrying value of the assets are presented at net realizable amounts and all liabilities are presented at estimated settlement amounts, including estimated costs associated with completing the liquidation of FRIT. These estimated costs include accrued professional fees of $0.2 million and miscellaneous expenses of $0.1 million. The actual settlement amounts realized for assets and settlement of liabilities may differ materially, perhaps in adverse ways, from the amounts estimated. These estimated liability amounts can be significantly impacted due to, among other things, professional fees, insurance and other costs associated with discharging the known and contingent liabilities as well as future potential claims that may be made against FRIT. As such, it is not possible to predict the aggregate amount or timing of future distributions to Fund I and no assurance can be given that the eventual amount of distributions to be paid will equal or exceed the estimated net assets in liquidation included in the financial statements.

FORTRESS REGISTERED INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
Periodically, as the facts and circumstances associated with the partnership change, the estimated costs during the liquidation period will be reviewed and adjusted as appropriate.

FRIT does not consolidate its majority-owned and controlled investments, except to the extent that such companies operate as investment companies or act as operating subsidiaries. None of FRIT’s investments operated as investment companies during the period. FRIT consolidates its operating subsidiary, Fortress Capital Finance LLC (“FCF”). FCF performs substantially all of its services for FRIT. All significant intercompany transactions and balances between FRIT and FCF have been eliminated.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties — In the normal course of business, FRIT, directly or through its investment subsidiaries, may be subject to credit risk. Credit risk includes the risk of failure of the fund’s banking counterparty and consequent inability to recover amounts in excess of FDIC limits. FRIT is also subject to tax risks. If FRIT were to fail to qualify as a RIC in any taxable year, it would be subject to federal income tax on its taxable income at regular corporate tax rates, which could be material.

Valuation of Investments — As an investment company, FRIT records its investments at fair value in accordance with its valuation policies, which are approved by its Board of Trustees. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the exit price) in an orderly transaction between market participants at the measurement date.

The determination of fair value requires FRIT to exercise judgment in estimating the assumptions a market participant would make in valuing an asset or liability. Due to the inherent uncertainty associated with these assumptions, particularly with respect to investments without a public market, the fair value estimates may differ from the values that are ultimately realized by FRIT, and the differences could be material.

GAAP establishes a hierarchy based upon the type of data used to determine fair value as follows:
•	Level 1 — price quotes for identical investments are available in active markets as of the reporting date.

•	Level 2 — pricing inputs, other than Level 1, are directly or indirectly observable as of the reporting date. This category includes quoted prices for similar investments in active markets, quoted prices for identical or similar investments (including genuine bids from

FORTRESS REGISTERED INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
third parties) in non-active markets (defined as markets where there are few transactions, prices are not current, public information is limited, or there is substantial variation in pricing), and observable inputs other than quoted prices that are used in valuation models (for example, interest rates and credit spreads). This category also includes interests in controlled affiliates whose fair value is predominantly attributable to investments in Level 1 type securities.
•	Level 3 — unobservable inputs are based upon FRIT’s assessment of the assumptions that market participants would use in determining the exit price for the investment. This category includes interests in controlled affiliates whose fair value is significantly affected by assets or liabilities other than investments in Level 1 or Level 2 type securities. Valuations based upon information from third parties (such as pricing services or brokers) which was itself based significantly on unobservable inputs or was otherwise not supportable as a Level 2 input are classified as Level 3. Additional information regarding Level 3 investments is provided in Note 3.
The fair value method adopted is required to maximize the usage of Level 1 or Level 2 (i.e. market observable) inputs. Where the valuation method used utilizes inputs that fall within different levels of the hierarchy, the classification of the fair value measure as a whole is determined by the lowest level of significant input used.

The fair value method used depends upon the nature of the investment and availability of inputs as follows:

Investment Type	Valuation Methodology
Common equity in public enterprises	Generally valued based upon the closing price quoted on the last trading date on or before the balance sheet date on the principal market (being that with the greatest volume and level of activity), or in the absence of a principal market, the most advantageous market (being that in which the seller would maximize proceeds after transaction costs), and classified in Level 1 of the fair value hierarchy.

A departure from the quoted price may be warranted to the extent that a significant post-closing announcement is made on or before the measurement date, or there are legal restrictions that would transfer upon a change in ownership of the stock. In these situations, FRIT will exercise judgment to determine a fair value, and a classification outside Level 1 may be appropriate.

Common equity in private enterprises	Private company investments are generally valued using one or more of the following methods:

1. A market-multiple based approach utilizing a factor (for

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DECEMBER 31, 2009

Investment Type	Valuation Methodology

example: a price/earnings multiple or an EBITDA multiple, dividend yield, etc.) sourced from a comparable public company and adjusted to account for the different attributes (for example: liquidity, marketability, growth potential, earnings quality, financial leverage, quality of management, geographical differences, etc.) of the specific private company being measured, and then applied to that company’s actual or forecasted net operating income, earnings, EBITDA, dividend, etc. as applicable.

2.   A discounted cash flow analysis requiring the application of discount factors and terminal multiples to projected cash flows. Discount factors are usually derived using some market based inputs, for example: risk-free interest rates (being the return on U.S. government bonds, typically with a 20 year maturity), industry betas (being a measure of the volatility of a group of stocks participating in a particular industry relative to the market as a whole), industry risk premiums (being the return that investors demand above the risk-free interest rate to compensate for the additional risk of investing in companies within a particular industry), etc. Terminal multiples are generally based upon market transactions.

3.   To the extent that there are transactions in similar investments these will be considered in the determination of fair value. Greater emphasis is placed on those transactions for which sufficient observable data is available to enable FRIT to understand the basis of the price paid, and the comparability of the subject asset to FRIT’s own investment.

4.   External appraisers may be utilized to assist FRIT in the valuation of certain assets. Appraisers may utilize one or more of the methods described above. FRIT reviews all assumptions and inputs utilized by the appraisers.

The selection of valuation method is dependent upon the nature of the investment (for example, where the cash flows are highly predictable, a discounted cash flow model may be preferred) and the availability of observable inputs for similar companies (the existence of public companies similar to the investment might render the market-multiple based approach more significant).

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DECEMBER 31, 2009

Investment Type	Valuation Methodology

In some cases, different valuation methods may be applied to different components of an enterprise, or greater emphasis placed on different valuation approaches, depending on the circumstances. For example, an enterprise might hold income producing (e.g. office buildings) and non-income producing assets (e.g. land). A market-multiple based approach would be less relevant to the valuation of the non-income producing assets.

All of the valuation methods used require significant judgment, and therefore generally result in a Level 3 fair value classification.

Preferred equity in public enterprises	Publicly traded preferred equity investments are generally valued based upon their closing quoted market price, as described under common equity above, and classified in Level 1 of the fair value hierarchy.

Preferred equity in private enterprises	Non-convertible, non-listed preferred equity is valued by reference to the effective yield on preferred equity or subordinated debt instruments of similar public or private companies. This yield is applied to the future expected cash flows to determine the fair value of the preferred equity being measured. Due to the assumptions implicit in determining an appropriate yield, these investments are generally classified within Level 3.

The fair value of convertible preferred equity has two components: i) the value associated with the preferred equity (described above) and; ii) the value associated with the option to convert the preferred instrument into common stock. The fair value of the latter component is calculated using an option pricing model (Black-Scholes model or lattice model). Inputs into these models include the price and expected volatility of the company’s common stock. Where the option is deep in the money, and exercisable, the value of the instrument may be calculated on an “as converted basis” (i.e. as if the conversion to common stock had taken place).

Given the judgment implicit in valuing these preferred equity investments, they are classified within Level 3.

Shareholder notes to private enterprises	Shareholder notes are valued using an effective yield approach similar to that described for preferred equity. Due to the

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DECEMBER 31, 2009

Investment Type	Valuation Methodology
assumptions implicit in determining an appropriate yield, these investments are generally classified within Level 3.

Privately held real estate	Privately held real estate investments are valued using one or more of the following methods:

1.   An income based approach utilizing a discount factor (capitalization rate) sourced from industry data on similar property (residential, office, industrial) in a similar location and adjusted to account for the different attributes (for example: above or below market rent, occupancy levels, tenant credit profiles, capital expenditure requirements, lease expirations, etc.) of the specific property being measured, and then applied to that property’s actual or forecasted net operating income.

2. Reference to sales data for similar properties to those being evaluated to develop dollar per square foot values that are then adjusted for those differences identified in 1. above.

3.   Determination of the change in fair value of the properties being evaluated through reference to the movement in industry benchmark data over the same period (for example, the index published by the National Council of Real Estate Investment Fiduciaries).

4.   Based on appraisals performed by third party valuation experts (who typically use one or more of the aforementioned methods). Management reviews and analyzes these appraisals to ensure it agrees with the conclusions reached.

The selection of valuation method is dependent primarily on the availability of observable inputs for similar properties.

Where more than one approach is taken to valuing the investment a range of values often results. Management exercises its judgment to select a fair value. All of these methods require significant judgment, and therefore result in a Level 3 fair value classification.

REIT units	Units in Real Estate Investment Trusts that report their assets at fair value pursuant to the audit and accounting guide applicable to investment companies are generally valued based upon FRIT’s proportionate share of the net asset value reported by the REIT’s investment manager (after considering

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DECEMBER 31, 2009

Investment Type	Valuation Methodology
such manager’s allocation of profit, where applicable).

FRIT will review the valuation models prepared by the investment manager, or otherwise prepare its own analysis (as described under privately held real estate above) to verify the reported NAV.

Units in other Real Estate Investment Trusts are valued as common or preferred equity in public or private enterprises, as applicable, using one of the methods described under common equity in public enterprises or privately held real estate, as applicable.

Usually, a Level 3 classification is deemed appropriate.

U.S. government securities	U.S. government securities are generally valued based upon their closing quoted market price, as described under common equity above. Where U.S. government securities that mature within three months are purchased close to the balance sheet date FRIT may utilize amortized cost to approximate fair value.

A classification in Level 1 of the fair value hierarchy is deemed appropriate.

Corporate debt securities	Investments in corporate debt are valued using market quotations sourced from brokers or pricing services where available. Generally, FRIT will seek at least two quotes for debt securities and, based on the data received, determine a mark that management believes most represents fair value. Management may support this determination through the preparation of a discounted cash flow analysis using discount factors based upon publicly available information on credit spreads for issues of similar term and credit quality where available. Quoted prices in active markets, or in non-active markets to the extent they are based on observable market inputs, are classified within Level 2, otherwise a Level 3 fair value classification is appropriate.

Convertible corporate debt is valued in a manner similar to convertible preferred equity.

Non-performing loan portfolios and related	In the absence of comparative public data, investments in non-performing loan portfolios are valued using discounted cash

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DECEMBER 31, 2009

Investment Type	Valuation Methodology
securities	flow analyses incorporating discount factors and assumptions regarding the value of collateral (where appropriate). In determining the appropriate discount rate, reference might be made to published credit spreads on assets or securities of similar credit quality and term.

Since significant judgment is required regarding the value of underlying collateral, and other assumptions, a Level 3 fair value classification is appropriate.

Where a security has a publicly quoted price FRIT will deem that to represent fair value, and a Level 1 or 2 classification would be appropriate.

Residential mortgage-backed securities	Investments in residential mortgage-backed securities are generally valued using quotations provided by dealers or pricing services developed either from recent transactions or proprietary valuation models. It is FRIT’s policy to obtain two or more quotes for all securities exceeding a certain threshold and, based on the data received, determine a mark that management believes most represents fair value. Management may support this determination through the preparation of a discounted cash flow analysis or the utilization of a pricing service. Where utilized, the discounted cash flow analysis uses discount factors, default rate and severity assumptions, prepayment speed assumptions, etc. based upon publicly available information on issuances of similar vintage and credit quality, and management’s own experience and expectations regarding these instruments.

The use of quotes results in a Level 2 or Level 3 classification, depending on how observable the inputs are (i.e. the greater the extent to which management can verify the inputs that the broker used to provide the quote the more appropriate a level 2 classification).

The discounted cash flow method requires significant assumptions to be made, and therefore a Level 3 fair value classification applies.

Receivables	Certain securities backed by pools of receivables have publicly available pricing information, although such markets tend to be relatively inactive. For securities valued using such information, a level 2 classification would be appropriate.

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DECEMBER 31, 2009

Investment Type	Valuation Methodology
Where there is an absence of comparative public data, investments in pools of receivables are valued using discounted cash flow analyses incorporating discount factors and assumptions regarding the value of collateral (where appropriate). In determining the appropriate discount rate, reference might be made to published credit spreads on assets of similar credit quality and term.

Since significant judgment is required regarding the value of underlying collateral, and other assumptions, a Level 3 fair value classification is appropriate.

Reverse repurchase agreements	FRIT may enter into reverse repurchase agreements in order to partially finance an investment. For short term reverse repurchase agreements, fair value is assumed to equal the contractual repurchase amount. For longer term reverse repurchase agreements, fair value is calculated using discounted cash flow models. The discount rate is calculated based upon publicly available information on credit spreads for instruments of similar term and credit quality.

ABX Index	The ABX Index comprises a series of credit-default swaps based upon 20 bonds collateralized by subprime mortgages. Price quotes are obtained from a third party pricing service, based on actual observable market trades, and supported by quotes from brokers, and are classified within level 2 of the fair value hierarchy.

Forward foreign currency contracts, foreign currency options and interest rate swaps	These over-the-counter derivative contracts are used for the purpose of hedging, in part, the risk of changes in foreign currency exchange rates or interest rates with respect to certain investments and are valued using industry standard models, with adjustments made for the credit quality of the counterparties or FRIT, if necessary. The primary inputs to these models, foreign currency exchange rates and forward interest rates, are publicly available and therefore these instruments are generally classified within level 2 of the fair value hierarchy.
Foreign Currency — FRIT’s functional and reporting currency is the U.S. dollar. Investments in entities whose functional currency is other than the U.S. dollar are valued based on the spot rate of their respective currency at the end of the respective reporting period. FRIT does not isolate that portion of its results of operations resulting from changes in foreign currency rates

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DECEMBER 31, 2009
on investments from the fluctuations arising from changes in the fair value of the issue or indebtedness held.
Purchases and sales of assets and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Differences between these recorded amounts and the U.S. dollar equivalent actually received or paid are reported as net realized foreign currency gains or losses. Changes in the value of assets and liabilities, other than investments, resulting from exchange rate fluctuations are reported as net unrealized foreign currency gains or losses.
Federal Income Taxes - No income taxes have been provided for in these consolidated financial statements as FRIT’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its members.
FRIT or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With few exceptions, FRIT is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2006.
Distributions to Members - Distributions to members are recorded when paid, or in the case of an in-kind distribution, when distributed. The character of distributions made during the reporting period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition.
During the year ended December 31, 2009, FRIT declared and paid a cash distribution of $5.0 million and made a $12.7 million in-kind distribution to Fund I (as discussed in Note 1).
The tax character of these distributions is estimated as follows (in thousands):

Ordinary dividends	$—
Long-term capital gains	15,031
Return of capital	2,703

$17,734

At December 31, 2009, there were no tax basis in distributable earnings.
Tax undistributed long-term capital gains differs from book basis undistributed net realized capital gains as a result of differences between the cost basis of the assets (calculated based on GAAP) and the tax basis of the assets (calculated based on federal income tax principles), and because of the use of consent dividends for tax purposes.

FORTRESS REGISTERED INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
Security Transactions and Revenue Recognition - FRIT records security transactions on the trade date. Realized gains are recognized to the extent sales proceeds exceed investment cost. Realized losses are recognized where investment cost exceeds proceeds or when a write down is recorded. Dividend income is recognized on the ex-dividend date, or in the absence of a formal declaration, on the date it is received. Interest income is recognized as earned on an accrual basis, as are fixed rate preferred dividends. Discounts and premiums on securities are amortized over the life of the respective securities using the effective interest method.
FRIT does not accrue interest on loans that are past due more than 90 days, or sooner when the probability of the collection of interest is deemed insufficient to warrant further accrual. Upon such a determination, these loans are considered to be non-performing.
Cash and Cash Equivalents and Restricted Cash - FRIT considers all highly liquid short-term investments with a maturity of 90 days or less when purchased to be cash equivalents. Restricted cash consists of cash held by counterparties as collateral for transactions or per certain contracts. Substantially all of FRIT’s amounts on deposit with major financial institutions exceed insured limits.
Recent Accounting Pronouncements - In April 2009, the FASB issued FASB ASC paragraph 820-10-65-4 Transition Related to FSP FAS 157-4 “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” This standard provided additional guidance for estimating fair value when the volume or level of activity of an asset or liability have significantly decreased, defined major security types and required additional disclosure concerning fair valuation techniques and inputs.
The fund adopted the provisions of the standard during the second quarter of 2009. There was no material impact on the fund’s financial condition, liquidity or results of operations upon adoption. These financial statements include the enhanced disclosures required under the standard.

FORTRESS REGISTERED INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
3.	FAIR VALUE MEASUREMENTS
For the year ended December 31, 2009, the changes in investments measured at fair value using Level 3 inputs were as follows (in thousands):

				Net Realized
				and
	Underlying	Balance	Net Purchases	Unrealized	Balance
Investment	Investment	January 1, 2009	and (Sales)	Gains (Losses)	December 31, 2009
Controlled Affiliates — Direct Investments

Common equity in private enterprises:
Financial Services	N/A	$13,279	$(12,734)	$(545)	$—
- Loan Servicing/Residential Mortgage- Backed Securities
Real Estate — Commercial	N/A	—	—	—	—

		$13,279	$(12,734)	$(545)	$—

Net realized and unrealized gains and losses recorded for Level 3 investments are included in results of operations on the consolidated statement of operations. As of result of the in-kind distribution of NCS I LLC and the liquidating distribution from NCS Assets LLC, the fair value of FRIT’s investments and the net amount of unrealized gains and (losses) relating to investments still held at the reporting date is $0.0 million.
4.	MANAGEMENT AGREEMENT AND AFFILIATE TRANSACTIONS

Fund I
The Manager is paid annual fees by Fund I in exchange for advising Fund I on various aspects of its business, formulating Fund I’s investment strategies, arranging for the acquisition and disposition of assets, arranging for financing, monitoring performance, and managing Fund I’s day-to-day operations. In addition, the Manager may be reimbursed for various expenses incurred by the Manager on Fund I’s behalf, including the costs of legal, accounting and other administrative activities.
The management fee is calculated at an annual rate of 1.0% of Fund I’s Invested Capital (as defined) or total capital commitments during the Capital Commitment Period (as defined). Furthermore, the Manager is paid an annual administrative fee on a graduated scale up to 0.5% of Fund I’s Invested Capital (as defined) based on the size of each Investor’s capital commitment. Holdings and its affiliates are not required to contribute capital to Fund I to fund any portion of the management or administrative fees incurred. The management fee obligation of Fund I is reduced by the Advisory Fee (see below) paid by FRIT each year on a dollar for dollar basis.

FORTRESS REGISTERED INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
During the year ended December 31, 2009, Fund I incurred approximately $0.5 million of management and administration fees, of which $0.4 million was directly incurred in 2009 and $0.1 million was accrued for 2010 management and administration fees under the liquidation basis of accounting.
The Incentive Return, as described in Note 1, is payable on a Portfolio Investment (as defined) basis as the return on an investment is realized. Accordingly, an Incentive Return may be paid to the Fund I Managing Member in connection with a particular investment if and when such investment generates proceeds in excess of the capital called with respect to such investment, plus a 10% cumulative preferred return on such investment and on all previously liquidated investments. If upon liquidation of Fund I the aggregate amount paid to the Fund I Managing Member as Incentive Return exceeds the amount actually due to the Fund I Managing Member after taking into account the aggregate return to Investors, the excess is required to be returned by the Fund I Managing Member (that is “clawed back,” after adjusting for tax in accordance with the operating agreements) to Fund I.
From inception through December 31, 2009, approximately $329.9 million of Incentive Return has been distributed by Fund I. If Fund I was liquidated at its net asset value as of December 31, 2009, $37.8 million of additional Incentive Return would be payable to the Fund I Managing Member.
FRIT
Under an Investment Advisory Agreement between FRIT and FIG Advisors LLC (the “Advisor”), FRIT agreed to pay the Advisor an annual advisory fee (the “Advisory Fee”) in an amount equal to 0.65% of the lesser of FRIT’s (i) invested capital and (ii) average daily net assets (“NAV”), based on FRIT’s invested capital or the daily NAV of its assets as of the first day of each semi-annual period for which the Advisory Fee is paid. During the year ended December 31, 2009, no Advisory Fee was incurred and, accordingly, Fund I incurred the full management fee obligation as previously described. The Advisor is an affiliate of the Manager.
On December 31, 2009, after the approval of the preferred equity interest holders, all $0.05 million of preferred equity interests (owned by certain employees and affiliates) were redeemed, and the last annual 10% preferred dividend of $5,100 was declared and paid.
In 2001, an employee co-investment program was adopted whereby certain employees of the Manager and of FRIT’s operating subsidiary had the opportunity to invest in Fund I by purchasing part of Holdings’ investment. The purpose of the program is to align the interests of FCF’s employees and the employees of the Manager with those of Fund I’s Investors, including Holdings, and to enable the Manager and FCF to retain such employees and provide them with appropriate incentives and rewards for their performance. These employees are integral to the success of FRIT, Fund I and Holdings. Holdings set aside $10.0 million of its commitment to Fund I for this program, of which $6.9 million was allocated. The Manager paid $0.1 million of the purchase price of these commitments on behalf of employees.

FORTRESS REGISTERED INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
FRIT is party to an agreement (the “Administrative Services Agreement”) between FRIT and other investment vehicles managed by the Manager (the “Managed Funds”) whereby the operating expenses of the Managed Funds’ operating subsidiaries are allocated based on the relative ratios of each of the Managed Funds’ Invested Capital or Capital Commitments, as defined. Such allocations are represented on FRIT’s consolidated statement of operations as: i) expense allocation — compensation and benefits, for FRIT’s proportion of employee costs, including salaries and bonuses; and ii) expense allocation — general and administrative expense, for FRIT’s proportion of non-compensation overhead.
Certain employees of the operating subsidiaries of the Managed Funds receive profit sharing arrangements from the Manager, pursuant to which they receive a portion of the Manager’s Incentive Return. During the year ended December 31, 2009, the Manager incurred approximately $0.4 million payable to these employees under such profit sharing arrangements attributable to the results of operations of FRIT and Fund I. The Managed Funds and their operating subsidiaries are not required to reimburse the Manager for these expenses and such expenses are excluded from the Administrative Services Agreement among the Managed Funds. Compensation and benefits are therefore presented net of any employee profit sharing accrual.
Certain employees of the operating subsidiaries of the Managed Funds entered into restricted share unit award agreements with the Manager which entitled them to Class A restricted share units (“RSUs”) of Fortress Investment Group LLC. FRIT is not required to reimburse the Manager for the RSU related expense, which is calculated based upon the change in fair value of the RSUs over the reporting period. The RSU-related expense incurred by the Manager on behalf of FRIT during 2009 was $0.04 million.
Affiliates of the Manager are the general partner or managing member of each of the Managed Funds. Included in Due to Affiliates is $0.002 million payable to other Managed Funds as a result of allocations under the Administrative Service Agreement. Included in Due from Affiliates is $0.03 million funded by FRIT on behalf of other Managed Funds.

FORTRESS REGISTERED INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
5. FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2009	2008	2007	2006	2005
Disclosure of certain ratios:
Ratio of total expenses to average net assets	3.6%#	0.4%	0.3%	1.7%	0.6%
Ratio of net investment income to average net assets	2.8%#	6.2%	1.9%	1.4%	3.7%
Portfolio turnover rate**	0.0%	0.0%	4.5%	9.8%	27.1%
IRR since inception	31.5%	31.5%	33.1%	37.8%	36.6%
Total return	0.1%#	(35.9)%	(23.1)%	47.6%	98.9%
Per share information:
Net assets, beginning of period	$41.17	$621.78	$1,678.49	$1,234.02	$964.37
Net investment income (loss)*	0.95	14.41	23.64	21.08	42.06
Net realized gain (loss) on controlled affiliate investments*	12.72	26.30	968.07	316.14	78.35
Net realized gain (loss) on foreign currency forward contracts*	—	—	(29.40)	(38.43)	24.40
Net unrealized gain (loss) on controlled affiliate investments*	(13.28)	(259.86)	(1,321.00)	296.92	775.58
Net unrealized gain (loss) on foreign currency forward contracts*	—	—	12.51	(15.75)	—

Net increase (decrease) in net assets resulting from operations*	0.39	(219.15)	(346.18)	579.96	920.39
Contributions	—	—	268.04	—	—
Distributions (includes tax return of capital distributions of $2.70, $317.81, $0.00, $0.00 and $552.59, respectively)	(17.73)	(361.46)	(978.57)	(135.49)	(650.74)

Net assets, end of period	$23.83	$41.17	$621.78	$1,678.49	$1,234.02

Net assets, end of period (000s)	$23,827	$41,173	$621,782	$1,678,486	$1,234,018

*	Based on the weighted average number of shares outstanding during the period of 1,000,000.

**	Rate is computed based on the lesser of purchases and sales (contributions and distributions) of controlled affiliates (excluding short-term investments).

#	Ratios excluding estimated expenses to be incurred in the liquidation process:

-Expenses to average net assets	2.7%
-Net investment income to average net assets	3.7%
-Total return	1.2%

FORTRESS REGISTERED INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
6.	SUBSEQUENT EVENTS

FRIT has evaluated whether any material events have occurred subsequent to the balance sheet date and has determined that no such events have occurred that would require recognition in the financial statements or necessitate additional disclosure.

FORTRESS REGISTERED INVESTMENT TRUST
UNAUDITED STATEMENT OF ADDITIONAL INFORMATION
AS OF DECEMBER 31, 2009
I. Trustees’ and Officers’ Information

			No. of Portfolios in
Name (age)			Fund Complex for
Position (held since)			which Manager
Address (see Footnote 3)	Principal Occupation During Past 5 yrs	Other Directorships	Serves
INDEPENDENT TRUSTEES (1)(4)

Amy Diamond (39) Trustee (February 2006)	• Managing Director Private Investments, Northwestern University (June 2000 — Present)	—	2

Douglas Gorence (54) Trustee (February 2006)	• Chief Investment Officer for the University of Minnesota Foundation Investment Advisors (January 1999 — Present)	—	2

Darlyn Peifer (60) Trustee (February 2008)	• V.P. Investments, General Mills (April 1988 — August 2009)	• Matador Resource Company	2

Mark A. Barnard (61) Trustee (February 2003)	• Managing Director of Private Investments at Howard Hughes Medical Institute (1995 — present)	—	2

Robert H. Gidel (58) Trustee (November 2007)	• Managing Director of Liberty Partners, LP (1997-present)	• Developers Diversified Realty	2

			No. of Portfolios in
Name (age)			Fund Complex for
Position (held since)			which Manager
Address (see Footnote 3)	Principal Occupation During Past 5 yrs	Other Directorships	Serves
INTERESTED TRUSTEES (1)

Wesley R. Edens (48) Chairman of the Board of Trustees (November 1999)	• Principal of Fortress Investment Group LLC (May 1998 to present)	• Aircastle Limited • Brookdale Senior Living Inc. • Eurocastle Investment Limited • GateHouse Media, Inc. • Mapeley Ltd. • Newcastle Investment Corp. • RailAmerica, Inc. • Seacastle Inc. • GAGFAH S.A. • PENN National Gaming Inc.	2

Carmen J. Gigliotti, CFA (54) Trustee (December 2002)	• Managing Director of DuPont Capital Management Private Markets Group (1992 — present)	• Wilton Asset Management, LLC	2

Marcia Haydel (47) Trustee (August 2000)	• Managing Director at Performance Equity Management (2005—to present)	• Apollo Investment Fund • Clayton, Dubilier & Rice • Domain Partners • Falcon Mezzanine Partners • Premira Europe II • Premira Europe III • BC Partners • Charterhouse Capital Partners	1

Gary R. Holt (48) Trustee (November 2002)	• Investment officer and portfolio manager for Washington State Investment Board (2000 — present)	—	2

OFFICERS (2)

Wesley R. Edens (48) Chief Executive Officer (November 1999)	• Principal of Fortress Investment Group LLC (May 1998 to present)	• Officer of 1 other registered investment company advised by the Advisor.	—

No. of Portfolios in
Name (age)			Fund Complex for
Position (held since)			which Manager
Address (see Footnote 3)	Principal Occupation During Past 5 yrs	Other Directorships	Serves
Randal A. Nardone (54) Vice President, Chief Operating Officer and Secretary (November 1999)	• Principal of Fortress Investment Group LLC (May 1998 to present)	• Officer of 1 other registered investment company advised by the Advisor	—

John Morrissey (53) Chief Financial Officer (August 2009)	• Managing Director of Fortress Investment Group LLC (April 2007 to present)	• Officer of 1 other registered investment company advised by the Advisor	—

• Operating Controller — General Electric (October 2002 to March 2007)

Robert I. Kauffman (46) President (November 1999)	• Principal of Fortress Investment Group LLC (May 1998 to present)	• Officer of 1 other registered investment company advised by the Advisor	—

Allison L. Thrush (46) Vice President and Assistant Secretary (August 2006)	• Managing Director of Fortress Investment Group LLC (March 2001 to present)	• Officer of 1 other registered investment company advised by the Advisor	—

Michael Cohn Chief Compliance Officer (February 2005)	• Managing Director of Fortress Investment Group LLC (August 2007 to present)	• Officer of 1 other registered investment company advised by the Advisor	—

(1)	Each Trustee serves an indefinite term until his or her resignation, death or removal.

(2)	Officers are elected to annual terms by the Trustees. The election date during 2009 was February 26, 2009 and the most recent election held was March 10, 2010.

(3)	The address for each Trustee and Officer is c/o Fortress, 1345 Avenue of the Americas, 46th Floor, New York, NY 10105.

(4)	Interested Trustee is defined by Section 2 (19)(A) of the Investment Company Act of 1940.
Aggregate remuneration paid by the Registrant during the year to all trustees equals $85,250.
The Statement of Additional Information includes additional information about trustees and is available upon request without charge by calling collect (212) 798-6100.

II. Proxy Voting
A description of the policies and procedures that Fortress Registered Investment Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 798-6100, and (ii) on the SEC’s website at http://www.sec.gov.
Information regarding how Fortress Registered Investment Trust voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge by calling collect (212) 798-6100 and (ii) on the SEC’s website at http://www.sec.gov.
III. Portfolio Holdings
Fortress Registered Investment Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Fortress Registered Investment Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
The following table depicts the portfolio holdings of the Registrant as of December 31, 2009, by industry based on the net asset value of each investment:

Cash and cash equivalents	100.0%
IV. Shareholder Action
During the period, shareholders of Fortress Registered Investment Trust approved by written consent amendments to Fortress Registered Investment Trust’s Declaration of Trust to permit Fortress Registered Investment Trust to deregister under the Investment Company Act of 1940 in connection with its liquidation. 74.6% of Fortress Registered Investment Trust’s shares were voted in favor of the proposal and 25.4% of Fortress Registered Investment Trust’s shares did not vote on the matter.

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.
(b) Not applicable.
(c) Not applicable.
(d) During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)	Not applicable.
(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
The Registrant believes its audit committee does not require a financial expert because it is in the process of liquidation and its only remaining assets are cash and cash equivalents.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $263,944 for fiscal year 2008 and $243,639 for fiscal year 2009.
(b) Audit-Related Fees. Not applicable. No fees billed for fiscal years 2008 and 2009.
(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years by the principal accountant for tax services were $86,323 for fiscal year 2008 and $95,888 for fiscal year 2009. These fees represent services primarily related to assistance with tax compliance matters. All “Tax Fees” were pre-approved by the Registrant’s Audit Committee.
(d) All Other Fees. Not applicable. No fees billed for fiscal years 2008 and 2009.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures, pursuant to Item 4 of Form N-CSR:
The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant’s independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided to the Registrant’s investment advisor and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.
(e)(2) All of the fees and services described in each of paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee. None of the fees and services were approved by the Audit Committee pursuant to SEC Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) There were no non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant other than those described, if any, in item 4 (c) or 4 (d) above, Registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for fiscal year 2008 and for fiscal year 2009.
(h) The Registrant’s Audit Committee of the Board of Trustees has considered and determined that the provision of non-audit services to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
The Schedule of Investments is included as part of the audited financial statements. See Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, FIG Advisors, LLC. The Proxy Voting Policies and Procedures of the Advisor (the “Proxy Voting Policies”) are as follows:

FORTRESS INVESTMENT GROUP LLC
PROXY VOTING POLICY AND PROCEDURES
This policy has been adopted by Fortress Investment Group LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Fortress Investment Group LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940, as amended (collectively “Fortress”). In connection with these investment advisory services, Fortress exercises voting responsibilities for its clients through its corporate proxy voting process.
Each of Fortress Registered Investment Trust and Fortress Investment Trust II LLC have delegated to Fortress the authority to vote proxies relating to its portfolio securities in accordance with this policy.
This policy is intended by Fortress (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and (ii) to constitute proxy voting policies and procedures referred to in Item 24 of Form N-2 adopted under the Investment Company Act of 1940, as amended.

Definitions
“Client” means any person with whom Fortress has a contract to perform discretionary investment management services and for whom Fortress is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.
“Compliance Officer” means the Director of Compliance, Fortress Investment Group LLC.
“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Fortress or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Fortress to the Client.
“Fortress” means Fortress Investment Group LLC and each of its affiliates that is subject to registration under the Investment Advisers Act of 1940, as amended, or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.
“Proxy Voting Coordinator” means the individual appointed from time to time by the Investment Committee to perform the proxy voting coordination functions described in this policy.
“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.
“Investment Committee” means the Investment Committee of Fortress Investment Group LLC or such committee to which it shall have delegated the functions of the Investment Committee hereunder.
“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

Objectives
This policy defines procedures for voting securities held on behalf of each Client in respect of which Fortress has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. With respect to Fortress’s private equity fund Clients, each vote (including, without limitation, each vote relating to corporate governance matters) will be considered in light of such Clients’ possible strategic objective of seeking to influence the management of or control of a company; to the extent that a particular vote has strategic importance in connection with achieving such objective, Fortress will vote the applicable security taking this additional objective into account.
This policy does not prescribe voting requirements or specific voting consideration. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Fortress’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.
A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Fortress may abstain from voting or decline a vote in those cases where, in Fortress’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.
It is also important to the pursuit of this policy’s voting objectives that Fortress be able to substitute its judgment in any specific situation for a presumption in this policy where strict adherence to the presumption could reasonably be expected by Fortress, based upon the information then available, to be inconsistent with the objectives of this policy, as set forth above. Accordingly, Fortress understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by a Client or this policy.
Resolutions of Conflicts of Interest
It is unlikely that conflicts of interest will arise in the context of Fortress’s proxy voting, because Fortress does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the management of public companies.
In addition, insofar as Fortress refers discretionary votes to its portfolio managers, Fortress’s Chief Compliance Officer monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Fortress’s Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, Fortress will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote.

Certain advisory or other agreements between Fortress and specific Clients set forth procedures which must be followed for identified related party or conflict of interest transactions. In these circumstances, votes which present conflicts of interest to which such procedures apply will be resolved by recourse to the procedures mandated by such agreements; in many of these cases, such procedures mandate referring the matter to the Client’s advisory board, board of directors or board of trustees, as the case may be, and Fortress intends to use its reasonable best efforts to ensure that recourse to such bodies is effected in a timely manner where failure to do so might reasonably be expected to have an adverse effect on the value of the investment represented by the applicable security.
In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Fortress avoids a material conflict of interest in the voting of proxies for its Clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.
Proxy Voting Coordinator
Fortress shall appoint a Proxy Voting Coordinator for each Fund. The Proxy Voting Coordinator shall discharge the following function in effectuating this policy:
(i)	Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Fortress and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Fortress);

(v)	Accumulating Voting Results as set forth in this policy and transmitting that information to the Chief Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.
Fortress may authorize the Proxy Voting Coordinator to delegate any portion or all of any one or more of these functions to one or more other individuals employed by Fortress. Any portion or all of any one or more of these functions may be performed by service providers engaged by Fortress.
Assembling Voting Information
The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Fortress may engage service providers and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Fortress to evaluate proxy voting issues.
Portfolio Managers
The portfolio manager responsible for a particular Client (i.e., the particular Fortress entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions) is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The portfolio manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other portfolio managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Fortress.
Accumulating Voting Results
The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Chief Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:
(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.); and

(viii)	Whether a vote was cast for or against management.
The foregoing information must be delivered to the Chief Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30. Fortress may use third party service providers to record, accumulate and deliver the foregoing information to the Chief Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Fortress.
Communicating Votes
The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Fortress. Fortress may engage one or more service providers to facilitate timely communication of proxy votes. Fortress is not responsible for voting proxies that are not forwarded on a timely basis. Fortress does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.
Record of Voting Delegation
It is assumed that Fortress has discretion to vote the proxies of all Clients for which it has investment discretion.
Annual Review of Policy Function
The Compliance Department shall conduct a periodic review, no less often than annually, which shall comprise the following elements:
(i)	Review each Client’s voting record to determine if Fortress is exercising its authority to vote proxies on portfolio securities held on behalf of its Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)	Prepare a written report for the investment manager of each Client for whom Fortress has proxy voting authority with respect to the foregoing items.
Disclosure and Comments on Voting
Fortress will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Fortress “Proxy Voting Coordinator.” It is the policy of Fortress not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. Fortress may authorize comments in specific cases, in its discretion.
Joining Insurgent or Voting Committees
It is the policy of Fortress, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.
Social Issues
It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. Fortress may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping
The Compliance Department shall maintain the following records:
(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Fortress receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Fortress that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client request for information on how Fortress voted proxies on behalf of the Client and Fortress’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.
The Chief Compliance Officer shall maintain and preserve the foregoing records for a period of not less than five years from the end of Fortress’ fiscal year during which the last entry was made on the record. The Chief Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and Fortress may authorize the Chief Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Fortress promptly upon request.
As adopted, November 2006.
Item 8. Portfolio Managers of Closed-End Management Companies
(a)(1) — Portfolio Managers
The information in the table below is as of the date of this filing:

Individual & Position (held since)	Services Rendered	Past Business Experience (5 years)
Wesley R. Edens Chairman and Chief Executive Officer (November 1999)	Primary investment oversight of Fortress Investment Group LLC’s private equity business, including the Registrant; Principal and a member of the Management Committee of Fortress Investment Group LLC	Principal of Fortress Investment Group LLC (May 1998 to present)

Individual & Position (held since)	Services Rendered	Past Business Experience (5 years)
Robert I. Kauffman President (November 1999)	Primary investment oversight of Fortress Investment Group LLC’s private equity business, including the Registrant; Principal and a member of the Management Committee of Fortress Investment Group LLC	Principal of Fortress Investment Group LLC (May 1998 to present)

Randal A. Nardone Vice President, Chief Operating Officer and Secretary (November 1999)	Primary investment oversight of Fortress Investment Group LLC’s private equity business, including the Registrant; Principal and a member of the Management Committee of Fortress Investment Group LLC	Principal of Fortress Investment Group LLC (May 1998 to present)
(a)(2) — Other Accounts Managed by Portfolio Manager
The information in the table below is as of December 31, 2009 ($ is USD and in thousands):

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts Managed
	Managed by Portfolio Manager		Managed by Portfolio Manager		by Portfolio Manager
Name of Portfolio	Number of	Total	Number of	Total	Number of	Total
Manager	Accounts(1)	AUM	Accounts(2)	AUM	Accounts(3)	AUM
Wesley R. Edens	1	$20,908	51	$10,999,401	21	$241,394
Robert I. Kauffman	1	$20,908	51	$10,999,401	21	$241,394
Randal A. Nardone	1	$20,908	51	$10,999,401	21	$241,394

(1)	None of the accounts have performance based advisory fees. However, one of the accounts, consisting of $20,908 of Total AUM in the category, is the master fund to two feeder funds that are subject to performance based advisory fees.

(2)	Fifty of the accounts, consisting of $10,919,876 of Total AUM in the category have performance based advisory fees.

(3)	Three of the accounts, consisting of $180,516 of Total AUM in the category, have performance based advisory fees.
Total assets under management (“Total AUM”) represents the total assets managed, including capital which can be called from investors pursuant to their capital commitments to the various funds. For publicly traded alternative investment vehicles within “Other Accounts Managed by

Portfolio Manager,” Total AUM represents the market capitalization of the common stock of the publicly traded alternative investment vehicle as of the date disclosed. The AUM figures for Other Pooled Investment Vehicles are still in the process of being finalized and, as a result, such figures are potentially subject to change.
Potential Material Conflicts of Interests
In the response below, Portfolio Managers, along with other members of Fortress’s management committee, are referred to as “principals.”
From time to time, subject to applicable investment guidelines and restrictions, Fortress may acquire a security in a proprietary account temporarily on behalf of a client and then transfer the security to the client account (e.g., through a “warehousing” transaction). In addition, Fortress may direct one client account to sell securities to another client account, including client accounts in which Fortress or its personnel may have a proprietary investment, through a cross transaction when Fortress deems the transaction to be in the best interest of each participating client. Such cross transactions will usually be made without the services of a broker-dealer. When effecting cross transactions between clients, Fortress will have a potentially conflicting division of loyalties and responsibilities with respect to each participating client. To the extent that any such transaction qualifies as a “principal transaction” under the Investment Advisers Act, Fortress will conduct such transaction in accordance with the provisions of Section 206(3) of the Investment Advisers Act.
Fortress may cause clients to invest in securities or other interests sold or issued by entities (such as portfolio companies) in which Fortress or a related party, including a principal, has an interest. Such interest may result from, among other things, a direct or indirect investment in the applicable entity, a Fortress employee or principal serving as an officer or director of the entity or because Fortress receives Management, Performance or other fees from such entity.
Fortress, as do most legal entities, has certain obligations to its public equity holders. These obligations run to Fortress’s public equity holders and may pose potential conflicts of interest regarding the activities conducted, and decisions made, on behalf of Fortress’s clients.
Fortress intends to act in good faith in a manner consistent with its duties to clients under applicable law, however, Fortress is subject to various conflicts of interest. Fortress engages in a broad spectrum of activities, including direct investment activities and investment advisory activities, and has extensive investment activities (including principal investments by Fortress for its own account), that with respect to any particular client, are independent from, and may from time to time conflict with, overlap with or compete with, the investment activities of other clients.
The principals and Fortress’s employees also may have conflicts in allocating their time and services among clients. The principals and Fortress’s employees will devote as much time to each client as Fortress deems appropriate to perform its duties in accordance with its management agreements.
From time to time, a Fortress affiliate may provide services to, and receive compensation from, a portfolio company, or vice versa. Such compensation will be in addition to any management fee or promote earned by Fortress from the clients who invest in those portfolio companies.

The investment objectives and programs of a client, or of Fortress itself, may be similar to, or overlap with, the investment objectives and proposed investment programs of other Fortress clients and, therefore, clients may compete for investment opportunities. Generally, Fortress does not maintain informational firewalls among respective investment management teams that manage the investment programs of Fortress’s clients. Accordingly, information relating to investment opportunities may be shared across such investment management teams. Therefore, the allocation of investment opportunities gives rise to potential and actual conflicts of interest.
In making allocation decisions with respect to investment opportunities that could reasonably be expected to fit the investment objectives of multiple Fortress clients, or of Fortress itself, Fortress anticipates that it may consider one or more of the following factors that it deems relevant: the investment objectives of clients, the source of the investment opportunity, any exclusive rights to investment opportunities that may have been granted to clients, the expected duration of the investment in light of clients’ investment objectives and policies (including diversification policies), the amount of available capital, the size of the investment opportunity, regulatory and tax considerations, the degree of risk arising from an investment, the expected investment return, relative liquidity, likelihood of current income or such other factors as Fortress deems to be appropriate. These factors provide substantial discretion to Fortress in allocating investment opportunities. Further, two or more clients may hold an investment for which no (or only a limited) liquid market exists or that is subject to legal or other restrictions on transfer. In a situation where Fortress is limited in its ability to dispose of an investment, Fortress may make allocation decisions in a manner similar to that described above in respect of such sale.
Certain private funds managed by Fortress have provisions in their governing documents that, among other things, provide for a right of first refusal with respect to investments falling within the scope of such fund’s “primary investment objective” (such provision being known as an “exclusivity grant”). While exclusivity grants are limited in scope and duration, they may nonetheless result in an investment opportunity being offered solely to a client with an exclusivity provision even though the investment opportunity is within the investment objective(s) of one or more additional clients.
If an investment opportunity is available in limited quantities, or Fortress or its principals have sufficient available capital and desire to make a proprietary investment in such opportunity, or Fortress or its principals have more of their capital invested in a particular Fortress client (or businesses in which they or another Fortress client have invested), Fortress may have an incentive to allocate such investment opportunity to Fortress or its principals or to such Fortress client rather than to other clients. The economic interests of Fortress and its principals in certain of these Fortress clients (or such businesses), when combined with their rights to management and/or incentive or other fees from such Fortress clients, may be significantly larger than their direct and indirect economic interests in other clients. Moreover, Fortress and its principals may own the right to receive a percentage of profits attributable to an investment if made by them directly, rather than a percentage of profits made by clients. Accordingly, Fortress may have a substantial incentive to allocate investment opportunities to Fortress or its principals, rather than to Fortress clients, or to otherwise make decisions that favor Fortress or its principals. This may lead to fewer, and less attractive, investment opportunities being made available to clients than would have been the case had Fortress and its principals been restricted from pursuing proprietary investments and/or investment programs on behalf of clients.

Where Fortress’s clients (or Fortress itself, its principals, or employees) hold the same investment, the differing investment objectives of such clients, as well as other factors applicable to the specific situation (including the differing liquidity requirements of clients), may result in a determination to dispose of, or retain, all or a portion of an investment on behalf a client (or on behalf of Fortress itself, its principals, or employees) at different times as such investment or portion thereof is being disposed of, or retained, by other clients. Fortress may also recommend investments to or purchase securities for the account of one client (or of Fortress itself, its principals, or employees may purchase such securities) that may differ from investments recommended or bought for other clients, even though the investment objectives of other clients may be similar. Moreover, Fortress’s clients (or Fortress itself, its principals and employees) may make investments or engage in other activities that express inconsistent views with respect to an entity in which they have invested, a particular security or relevant market conditions. For example, if a Fortress client expresses a negative outlook on an entity in which other clients have invested, this may reduce the value of the other clients’ investments.
In addition, Fortress expects to make other business decisions on behalf of certain clients relating to investments (such as financing such investments or hedging related interest rate, currency or other risks) independently of the analogous decisions made with respect to such investment by other Fortress clients. Consequently, certain clients may choose not to hedge certain risks that other Fortress clients hedge (or vice versa), or certain clients may be exposed to risks of financing (for example, possible margin calls) on an investment when other Fortress clients are not. Further, in some instances, Fortress’s clients may choose to coordinate their activities (such as timing dispositions in an orderly way in order to avoid affecting the share price of an investment in an unduly volatile manner) with respect to commonly held investments, when it would theoretically be possible for Fortress to act unilaterally with respect to a particular client’s holdings in such investment. Such coordination could have the effect of lowering returns on such investment relative to what might have been achieved absent such coordination. However, Fortress is not obligated to engage in such coordination and in fact may elect not to do so in any particular circumstance.
If Fortress determines that the purchase or sale of the same security or instrument is in the best interest of more than one client, Fortress may, but may in its sole discretion choose not to, combine or aggregate orders to the extent permitted by applicable law.
In some cases, certain of Fortress’s portfolio managers may be responsible for investing capital of more than one client. In such cases, the securities purchased and sold by such portfolio manager will generally be allocated to the various clients on a trade by trade basis and in direct proportion to the amount of capital each client has allocated to such portfolio manager (subject to such exceptions as may be determined to be appropriate under the circumstances of a particular trade), but other allocation methods may be used from time to time in Fortress’s sole discretion.
In some cases, where a new client is formed or where a client has not participated in an investment opportunity when it was initially allocated, Fortress may, wherever practicable and suitable, purchase for such client’s account investments that are the same as those already held for other existing client accounts; and, in such instances, allocation to such client’s account may be given priority in allocation over accounts of client’s with pre-existing positions in such investment.

Should a particular client invest in entities or assets in which other Fortress clients hold an investment (or vice-versa), the investment by such client could be viewed, especially in hindsight, to have been made based on a non-arm’s length valuation. Similarly, other Fortress clients may later invest in entities such client has invested in, which may have an effect (either positive or negative) on the market price of this client’s investments.
A Fortress client, or Fortress itself, may hold interests in an entity that are of a different class or type than the class or type of interest held by another Fortress client. For example, one client may hold securities in an entity and other Fortress clients may hold equity or debt of such entity that are senior or junior to the securities held by the client, which could mean that the clients will be entitled to different payment or other rights, or that in a workout or other distressed scenario the interests of one client might be adverse to those of other clients and such client might recover all or part of its investment while the other clients might not. Fortress’s clients will not be required to take any action or refrain from taking any action to mitigate their losses in such a scenario.
Fortress’s clients regularly acquire confidential information and may enter into confidentiality and/or “standstill agreements” when assessing investment opportunities. These activities could prevent clients from disposing of (or acquiring additional) securities or other interests in an issuer, potentially for an extended period. Further, certain clients may be subject to regulatory or legal restrictions or constraints that may not have been applicable had other Fortress clients not also invested in the same entity (for example, investments in a single company or securitization vehicle by multiple Fortress clients may be aggregated for contractual or regulatory purposes, and, in the case of a public issuer, may result in public disclosure of the investment). Additionally, employees of Fortress acquire material non-public information in the ordinary course of their investment activities which may result, in certain circumstances, in restrictions on a client’s ability to sell a portfolio investment at a time when it might otherwise have done so.
(a)(3) — Portfolio Manager Compensation
The Portfolio Managers do not receive any compensation directly from the registrant or the registrant’s investment advisor. Rather, the Portfolio Managers are shareholders of the Fortress Operating Group, which is the indirect parent of the registrant’s investment advisor. The Portfolio Managers receive distributions on the equity they hold in the Fortress Operating Group, a portion of which is comprised of fees generated by the registrant’s investment advisor and distributed up to the Fortress Operating Group.
The Portfolio Managers also serve as officers of Fortress Investment Group LLC (the “Public Company”), a public company listed on the New York Stock Exchange, which is the ultimate parent of both the Fortress Operating Group and the registrant’s investment advisor. The Portfolio Managers receive compensation for their service as officers of the Public Company. This compensation is disclosed in detail in the Public Company’s 2009 Proxy Statement, which is on file with the United States Securities Exchange Commission and can be found at http://www.sec.gov. The Public Company’s 2010 Proxy Statement is expected to be filed by April 30, 2010.
(a)(4) — Ownership of Registrant Securities

The table below provides information on the portfolio managers’ ownership of the equity interests in the Registrant as of December 31, 2009:

Dollar Range of Equity Interests in the
Registrant Beneficially owned by the
Name of Portfolio Manager	Portfolio Manager
Wesley R. Edens	None
Robert I. Kauffman	None
Randal A. Nardone	None
(b) — Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b) There has not been changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter of the period to which this report relates that have materially affect, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics.
(a)(2) Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Rule 30a-2(a) under the Act.
(b) Certification pursuant to Rule 30a-2(b) under the Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fortress Registered Investment Trust
By:	/s/ John Morrissey
	Name:	John Morrissey
	Title:	Chief Financial Officer
Date: March 11, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Wesley R. Edens
	Name:	Wesley R. Edens
	Title:	Chief Executive Officer
Date: March 11, 2010

By:	/s/ John Morrissey
	Name:	John Morrissey
	Title:	Chief Financial Officer
Date: March 11, 2010